UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08747

Dividend and Income Fund
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0400

Date of fiscal year end: 12/31

Date of reporting period: 1/1/12 – 6/30/12

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

DIVIDEND AND INCOME FUND

SEMI-ANNUAL REPORT
June 30, 2012

NYSE Ticker:

DNI

11 Hanover Square
New York, NY 10005

www.DividendandIncomeFund.com

*      Based on approximate percentages of net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors.
        Allocations of less than 1% not shown.

TOP TEN INDUSTRIES OF EQUITIES - June 30, 2012

1.	Pharmaceutical Preparations	6.	Real Estate Investment Trusts
2.	Electric Services	7.	Telephone Communications
3.	Semiconductors & Related Devices	8.	Natural Gas Transmission
4.	Electronic & Other Electrical Equipment	9.	Petroleum Refining
5.	Surgical & Medical Instruments & Apparatus	10.	Retail-Women’s Clothing Stores

TOP TEN INDUSTRIES OF CORPORATE BONDS AND NOTES - June 30, 2012

1.	Water Transportation	6.	Converted Paper & Paperboard Products
2.	Telephone Communications	7.	Electric Services
3.	Natural Gas Transmission	8.	Miscellaneous Fabricated Metal Products
4.	Cable & Other Pay Television Services	9.	Pharmaceutical Preparations
5.	Cable/Satellite TV	10.	Steel Works, Blast Furnaces & Rolling & Finishing Mills

July 31, 2012

Dear Fellow Shareholders:

It is a pleasure to submit this 2012 Semi-Annual Report for Dividend and Income Fund and to welcome our new shareholders who find the Fund’s investing approach attractive. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies, exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities. Of course, there can be no assurance that the Fund will achieve its objectives.

Economic and Market Report

According to the U.S. Federal Reserve, midway through the 2012 year economic activity in the United States was expanding at a somewhat more modest pace than earlier in the year. U.S. real gross domestic product increased at an annual rate of 1.9% in the first quarter of 2012, down from a 3% rate in the fourth quarter of 2011. Likewise, improvements in labor market conditions slowed since the beginning of the year, and the unemployment rate remained elevated at 8.2%. Consumer price inflation rates declined steadily in the first half, from approximately 2.9% in January to a 1.7% rate in June, primarily reflecting reductions in the prices of crude oil and gasoline.  In the view of the Federal Reserve, measures of long run inflation expectations continued to be stable. In the six months ending June 30, 2012, the S&P 500 Index returned 9.49% and the Merrill Lynch U.S. High Yield Master II Index returned 7.06%, according to Morningstar. The indexes are unmanaged and do not reflect fees and expenses, nor are they available for direct investment.

Investment Strategy and Returns

In view of these mildly declining economic conditions, the Fund’s strategy in the first half of 2012 was to emphasize large, quality companies across a broad array of industries. At June 30, 2012, the Fund’s portfolio consisted of 152 securities, and the top ten holdings comprised approximately 18% of total assets. The Fund’s investment portfolio totaled approximately $118 million, reflecting the use of $25 million of leverage on net assets of $93 million.  Income generating equity and other assets comprised more than three quarters of the investment portfolio, with the balance represented by fixed income holdings. As the Fund pursues its primary investment objective of seeking high current income, with capital appreciation as a secondary objective, these holdings and allocations are subject to change at any time. Over the first half of 2012, the Fund’s net asset value return was 5.67%, including the reinvestment of dividends, and its market return, also including the reinvestment of dividends, was 3.21%. Generally, the Fund’s total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods.

Quarterly Dividends

On June 1, 2012, the Fund declared its second quarterly dividend for the year of $0.102 per share. This quarterly dividend distribution reflects the current managed distribution policy to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund’s market price discount to its net asset value per share. The amount of the distribution may vary depending on the net asset value per share at the time of declaration, the distribution required for the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code, or a combination of both. The policy may be changed or discontinued without notice.

The distributions are paid primarily from ordinary income and any net capital gains, with the balance representing return of capital. As of June 1, 2012, based on the Fund’s results and estimates for the quarter, the second quarterly distribution would include approximately 28%, 0%, and 72% from net investment income, capital gains, and return of capital, respectively. Importantly, the Fund’s fixed distributions are not tied to its investment income and realized capital gains and do not represent yield or investment return. The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. In early 2013, the Fund anticipates sending a Form 1099-DIV for the calendar year concerning the tax treatment of the dividend distributions that were paid to shareholders of record during the 12 months ended December 31, 2012.

Fund Website and Dividend Reinvestment Plan

The Fund’s website, www.DividendandIncomeFund.com, provides investors with investment information, news, and other material regarding the Fund. The website also has links to the most recent S&P Stock Report on the Fund and to performance and daily net asset value reporting. You are invited to use this excellent resource to learn more about the Fund. For those shareholders currently receiving the Fund’s quarterly dividends in cash but are interested in adding to their account through the Fund’s Dividend Reinvestment Plan, we encourage you to review the Plan set forth later in this document and contact the Transfer Agent, who will be pleased to assist you with no obligation on your part.

Completion of Successful Reorganization

On April 25, 2012, the Fund announced that at its annual meeting of shareholders, an Agreement and Plan of Reorganization was approved by shareholders, pursuant to which the Fund would be reorganized from a Maryland corporation into a newly formed Delaware statutory trust. On May 14, 2012, the Fund announced that the reorganization was successfully completed. As described in the proxy statement for the annual meeting, the Fund may be able to realize greater operating efficiencies as a Delaware statutory trust because the Fund will operate under more modern and flexible governing documents. The Fund’s governing documents as a Delaware statutory trust also contain provisions that limit the ability of persons to beneficially own more than 4.99% of the Fund’s outstanding shares without the prior approval of the Fund’s Board of Trustees. As further described in the proxy statement, these provisions are designed to preserve the Fund’s ability to use capital loss carryovers that could translate into future tax savings for the Fund and its shareholders, and may have an anti-takeover effect on the Fund similar to the effect of certain provisions the Fund took advantage of under Maryland law.

Fund Portfolio Management Changes

I am sad to announce that my father, Bassett S. Winmill, a member of the Investment Policy Committee of Bexil Advisers LLC, the Fund’s Investment Manager, died on May 15, 2012 at the age of 82. A member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts, he expected management focus, long term financial results reflecting a prudent use of capital, and clear accounting. He will be greatly missed.

The Investment Policy Committee, which manages the portfolio of the Fund, welcomes Mark C. Winmill as Chief Investment Strategist.  His business experience includes acting as a trustee with responsibility for investment portfolio review for more than 17 years of two separate private charitable foundations with combined net assets of over $50 million. Continuing members of the Committee are Thomas B. Winmill, Chairman, John F. Ramirez, Director of Fixed Income, and Irene K. Kawczynski, Vice President-Trading.

Long Term Strategies

Our view of the markets suggests that the Fund may benefit over the long term from a disciplined portfolio selection strategy, employing leverage and other investment techniques as deemed appropriate, in seeking to provide shareholders with high current income, and secondarily, capital appreciation. We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Fund’s Investment Manager own approximately 6% of the Fund’s shares. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill
Chairman, Investment Policy Committee

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED)
June 30, 2012

Shares		Cost	Value

	COMMON STOCK (89.35%) (a)
	Aircraft Engines & Engine Parts (0.81%)
10,000	United Technologies Corp.	$727,426	$755,300

	Beverages (2.01%)
15,000	Coca-Cola Company	835,674	1,172,850
10,000	PepsiCo, Inc.	529,400	706,600
		1,365,074	1,879,450
	Biological Products (0.95%)
12,100	Amgen Inc.	783,805	883,784

	Cable & Other Pay Television Services (0.88%)
21,400	Time Warner Inc.	781,678	823,900

	Canned, Frozen & Preserved Fruit, Vegetable
	& Food Specialities (0.99%)
17,100	H.J. Heinz Company	885,684	929,898

	Cigarettes (2.04%)
30,000	Altria Group, Inc.	634,550	1,036,500
10,000	Philip Morris International, Inc.	485,376	872,600
		1,119,926	1,909,100
	Computers & Office Equipment (0.96%)
25,000	Hewlett-Packard Company	1,088,505	502,750
2,000	International Business Machines Corporation	258,964	391,160
		1,347,469	893,910
	Computer Communications Equipment (0.76%)
41,300	Cisco Systems, Inc.	783,771	709,121

	Construction, Mining & Materials Handling
	Machinery & Equipment (0.77%)
13,500	Dover Corp.	781,673	723,735

	Converted Paper & Paperboard Products (1.12%)
12,500	Kimberly-Clark Corp.	890,751	1,047,125

	Crude Petroleum & Natural Gas (0.75%)
8,160	Occidental Petroleum Corporation	527,752	699,883

	Deep Sea Foreign Transportation of Freight (0.93%)
50,000	Seaspan Corp.	347,030	867,500

	Dolls & Stuffed Toys (0.87%)
25,000	Mattel, Inc.	610,742	811,000

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (Continued)

Shares		Cost	Value

	COMMON STOCK (continued)
	Electric Services (5.00%)
11,000	Entergy Corp.	$693,431	$746,790
18,600	First Energy Corp.	785,714	914,934
65,000	Southern Company	2,326,432	3,009,500
		3,805,577	4,671,224
	Electromedical & Electrotherapeutic Apparatus (0.84%)
20,200	Medtronic, Inc.	788,000	782,346

	Electronic & Other Electrical Equipment (4.37%)
20,000	Emerson Electric Company	747,590	931,600
70,000	General Electric Company	1,949,675	2,331,996
41,400	Koninklijke Philips Electronics N.V.	783,100	814,338
		3,480,365	4,077,934
	Electronic & Other Services Combined (1.61%)
17,000	Exelon Corp.	715,134	639,540
19,100	PG&E Corp.	784,489	864,657
		1,499,623	1,504,197
	Fire, Marine & Casualty Insurance (1.59%)
20,000	Ace Ltd.	829,324	1,482,600

	Food & Kindred Products (1.31%)
25,000	Campbell Soup Co.	783,645	834,500
10,000	Kraft Foods, Inc. Class A	258,704	386,200

		1,042,349	1,220,700
	Gold & Silver Ores (2.20%)
17,900	Barrick Gold Corp.	889,694	672,503
18,000	Goldcorp Inc.	888,318	676,440
14,500	Newmont Mining Corp.	891,740	703,395
		2,669,752	2,052,338
	Grain Mill Products (0.82%)
15,600	Kellogg Company	790,809	769,548

	Investment Advice (0.48%)
20,000	Invesco Ltd.	437,950	452,000

	Life Insurance (1.32%)
40,000	MetLife, Inc.	699,693	1,234,000

	Malt Beverages (0.71%)
16,000	Molson Coors Brewing Company	707,427	665,760

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (Continued)

Shares		Cost	Value
	COMMON STOCK (continued)
	Measuring & Controlling Devices, NEC (0.76%)
10,700	Rockwell Automation, Inc.	$780,522	$706,842

	Miscellaneous Business Credit Institution (0.11%)
46,169	Star Asia Financial Ltd. (b) (c)	686,145	105,612

	Miscellaneous Fabricated Metal Products (0.83%)
10,100	Parker-Hannifin Corp.	787,011	776,488

	Motor Vehicle Parts & Accessories (1.50%)
25,000	Honeywell International, Inc.	889,529	1,396,000

	Motor Vehicles & Passenger Car Bodies (0.82%)
19,600	PACCAR Inc.	788,028	768,124

	National Commercial Banks (1.41%)
36,800	JPMorgan Chase & Company	774,303	1,314,864

	Paints, Varnishes, Lacquers, Enamels &
	Allied Products (1.14%)
10,000	PPG Industries, Inc.	657,378	1,061,200

	Perfumes, Cosmetics & Other Preparations (0.87%)
50,000	Avon Products, Inc.	1,596,424	810,500

	Petroleum Refining (2.58%)
7,200	Chevron Corp.	782,448	759,600
11,000	ConocoPhillips	557,868	614,680
10,000	Exxon Mobil Corp.	738,274	855,700
5,500	Phillips 66	173,935	182,820
		2,252,525	2,412,800
	Pharmaceutical Preparations (11.41%)
30,000	Abbott Laboratories	1,522,047	1,934,100
55,000	Bristol-Myers Squibb Company	1,241,872	1,977,250
23,100	Johnson & Johnson	1,492,730	1,560,636
40,300	Merck & Company, Inc.	1,463,305	1,682,525
116,200	Pfizer Inc.	1,997,252	2,672,600
21,900	Sanofi	787,206	827,382
		8,504,412	10,654,493
	Plastics Materials, Resins &
	Nonvulcanelastomers (1.76%)
20,000	E.I. du Pont de Nemours and Company	751,715	1,011,400
20,000	Dow Chemical Company	580,754	630,000
		1,332,469	1,641,400

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (Continued)

Shares		Cost	Value
	COMMON STOCK (continued)
	Pumps & Pumping Equipment (0.73%)
38,600	ITT Corp.	$785,425	$679,360

	Radio & TV Broadcasting & Communications
	Equipment (0.85%)
115,000	Nokia Corp.	715,012	238,050
10,000	QUALCOMM, Inc.	383,189	556,800
		1,098,201	794,850
	Radio Telephone Communications (0.60%)
20,000	Vodafone Group PLC ADR	453,234	563,600

	Railroads, Line-Haul Operating (0.82%)
34,100	CSX Corp.	785,517	762,476

	Real Estate Investment Trusts (3.43%)
53,400	Annaly Capital Management, Inc.	922,335	896,052
61,000	Invesco Mortgage Capital Inc.	996,977	1,118,740
150,000	MFA Financial, Inc.	1,201,341	1,183,500
		3,120,653	3,198,292
	Refuse Systems (0.54%)
15,000	Waste Management, Inc.	532,822	501,000

	Retail - Eating Places (0.85%)
9,000	McDonald’s Corp.	888,124	796,770

	Retail - Grocery Stores (0.80%)
32,300	The Kroger Co.	782,471	749,037

	Retail - Miscellaneous Shopping Goods Stores (0.74%)
53,200	Staples, Inc.	783,945	694,260

	Retail - Variety Stores (1.00%)
16,000	Target Corp.	660,150	931,040

	Retail - Women’s Clothing Stores (2.46%)
54,000	Limited Brands, Inc.	475,950	2,296,620

	Savings Institution, Federally Chartered (0.75%)
60,000	People’s United Financial, Inc.	826,108	696,600

	Security & Commodity Brokers, Dealers, Exchanges
	& Services (0.41%)
15,000	NYSE Euronext	372,671	383,700

	Semiconductors & Related Devices (4.94%)
23,000	Analog Devices, Inc.	726,742	866,410
71,100	Intel Corp.	1,584,801	1,894,815
35,000	Microchip Technology, Inc.	998,143	1,157,800
127,300	STMicroelectronics N.V.	786,574	692,512
		4,096,260	4,611,537

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS –  (UNAUDITED) (Continued)

Shares		Cost	Value
	COMMON STOCK (continued)
	Services - Business Services (1.86%)
40,000	Lender Processing Services, Inc.	$733,684	$1,011,200
42,900	The Western Union Company	785,465	722,436
		1,519,149	1,733,636
	Services - Engineering, Accounting, Research,
	Management (0.34%)
10,000	Paychex, Inc.	309,491	314,100
	Services - Miscellaneous Repair Services (0.13%)
756	Aquilex Holdings LLC Units (b) (c) (e)	496,372	124,000
	Services - Prepackaged Software (0.98%)
30,000	Microsoft Corp.	900,672	917,700

	Soap, Detergent, Cleaning Preparations,
	Perfumes, Cosmetics (0.79%)
12,000	The Procter & Gamble Company	739,290	735,000

	Specialty Cleaning, Polishing and
	Sanitation Preparations (0.91%)
11,700	Clorox Co.	788,186	847,782

	Surgical & Medical Instruments &
	Apparatus (3.67%)
20,000	3M Company	1,133,436	1,792,000
15,700	Baxter International Inc.	785,058	834,455
10,700	Becton, Dickinson and Company	782,308	799,825
		2,700,802	3,426,280
	Telephone Communications (3.38%)
45,000	AT&T, Inc.	1,672,513	1,604,700
35,000	Verizon Communications, Inc.	1,206,032	1,555,400
		2,878,545	3,160,100
	Water Transportation (1.09%)
23,800	Carnival Corp.	785,476	815,626
15,000	Nordic American Tankers Limited	448,114	203,550
		1,233,590	1,019,176
	Total common stocks	73,980,024	83,431,592

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (Continued)

Principal
Amount		Cost	Value
	CORPORATE BONDS AND NOTES (30.89%) (a)
	Accident & Health Insurance (0.58%)
$500,000	CNO Financial Group, Inc., 9%, 1/15/18	$506,365	$541,250

	Auto/Truck Parts & Equipment - Orig (0.53%)
460,000	Tower Automotive Holdings USA LLC, 10.625%, 9/1/17 (d)	465,868	489,900

	Cable & Other Pay Television Services (1.41%)
500,000	CCO Holdings LLC, 7%, 1/15/19	499,662	542,500
750,000	Mediacom Broadband LLC, 8.50%, 10/15/15	756,280	774,375
		1,255,942	1,316,875
`	Cable/Satellite TV (1.16%)
1,000,000	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (d)	1,010,300	1,082,500

	Cogeneration Services & Small Power Producers (0.53%)
450,000	Covanta Holding Corp., 7.25%, 12/1/20	457,304	489,786

	Converted Paper & Paperboard Products (1.15%)
1,000,000	Appleton Papers, Inc., 10.50%, 6/15/15 (d)	997,265	1,075,000

	Crude Petroleum & Natural Gas (0.29%)
250,000	Plains Exploration & Productions Company, 7.625%, 6/1/18	250,616	266,875

	Drawing & Insulating of Nonferrous Wire (0.55%)
500,000	Belden, Inc., 7%, 3/15/17	485,013	517,500

	Drilling Oil & Gas Wells (0.58%)
500,000	Offshore Group Investments Ltd., 11.50%, 8/1/15 (d)	500,761	545,000

	Electric - Integrated (0.47%)
400,000	North American Energy Alliance LLC, 10.875%, 6/1/16 (d)	407,835	441,000

	Electric Services (1.11%)
650,000	Edison Mission Energy, 7.00%, 5/15/17	650,745	367,250
664,001	Elwood Energy LLC, 8.159%, 7/5/26	701,541	667,321
		1,352,286	1,034,571
	Fats & Oils (0.60%)
500,000	Darling International Inc., 8.50%, 12/15/18	518,878	563,750

	Hospital & Medical Service Plans (0.28%)
250,000	Health Net, Inc., 6.375%, 6/1/17	237,143	256,875

	Ice Cream & Frozen Desserts (0.60%)
500,000	Dean Foods Company, 9.75%, 12/15/18	505,020	560,000

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (Continued)

Principal
Amount		Cost	Value
	CORPORATE BONDS AND NOTES (continued)
	Machine Tools, Metal Cutting Types (0.47%)
425,000	Thermadyne Holdings Corp., 9%, 12/15/17 (d)	$427,558	$436,687

	Metal Forgings & Stampings (0.16%)
136,000	Trimas Corp., 9.75%, 12/15/17 (d)	133,889	150,280

	Miscellaneous Business Credit Institution (0.57%)
500,000	PHH Corp., 9.25%, 3/1/16 (d)	505,354	533,750

	Miscellaneous Electrical Machinery,
	Equipment & Supplies (0.34%)
55,000	Exide Technologies, 8.625%, 2/1/18	55,000	43,656
240,000	Spectrum Brands Holdings, Inc., 9.50%, 6/15/18 (d)	244,636	272,400
		299,636	316,056
	Miscellaneous Fabricated Metal Products (1.09%)
1,000,000	WireCo WorldGroup, 9.50%, 5/15/17 (d)	977,860	1,015,000

	Mortgage Banks (0.56%)
500,000	Provident Funding Associates, L.P., 10.25%, 4/15/17 (d)	500,000	523,750

	Natural Gas Transmission (1.49%)
500,000	Energy Transfer Equity, L.P., 7.50%, 10/15/20	513,217	551,250
500,000	Niska Gas Storage US, LLC, 8.875%, 3/15/18 (d)	509,536	490,000
350,000	Southern Star Central Corp., 6.75%, 3/1/16	328,999	354,375
		1,351,752	1,395,625
	Oil & Gas Field Exploration Services (0.56%)
500,000	CGG-Veritas, 7.75%, 5/15/17	509,793	517,813

	Paper & Allied Products (0.54%)
500,000	Cascades Inc., 7.75%, 12/15/17	492,136	506,250

	Paper & Related Products (0.90%)
250,000	PE Paper Escrow, 12%, 8/1/14 (d) (e)	243,856	267,500
517,000	Resolute Forest Products Inc., 10.25%, 10/15/18 (d)	523,627	576,455
		767,483	843,955
	Personal Credit Institutions (0.86%)
740,000	Credit Acceptance Corp., 9.125%, 2/1/17 (d)	756,293	806,600

	Petroleum Refining (0.55%)
272,000	Coffeyville Resources LLC, 9%, 4/1/15 (d)	274,801	291,040
200,000	Coffeyville Resources LLC, 10.875%, 4/1/17 (d)	199,330	224,000
		474,131	515,040

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (Continued)

Principal
Amount		Cost	Value
	CORPORATE BONDS AND NOTES (continued)
	Pharmaceutical Preparations (1.05%)
1,000,000	Patheon, Inc., 8.625%, 4/15/17 (d)	$1,020,634	$980,000

	Racetracks (0.41%)
360,000	Yonkers Racing Corp., 11.375%, 7/15/16 (d)	358,933	384,300

	Radio & TV Broadcasting & Communications Equipment (0.57%)
500,000	CommScope, Inc., 8.25%, 1/15/19	509,988	531,250

	Retail - Convenience Stores (0.59%)
500,000	Susser Holdings, L.L.C., 8.50%, 5/15/16	506,258	546,250

	Retail - Miscellaneous Retail (0.25%)
250,000	Ferrellgas Partners, L.P., 6.50%, 5/1/21	245,377	229,375

	Security Brokers, Dealer & Flotation
	Companies (0.12%)
750,000	Penson Worldwide, Inc., 12.50%, 5/15/17 (d)	757,616	116,250

	Semiconductors & Related Devices (0.30%)
250,000	Advanced Micro Devices, Inc., 7.75%, 8/1/20	257,777	276,250

	Services - Business Services, NEC (0.46%)
500,000	DynCorp International Inc., 10.375%, 7/1/17 (d)	501,908	430,000

	Services - Equipment Rental & Leasing, NEC (0.60%)
500,000	Aircastle Ltd., 9.75%, 8/1/18	502,825	556,250

	Services - Miscellaneous Amusement & Recreation (0.90%)
750,000	Cedar Fair, L.P., 9.125%, 8/1/18 (d)	753,453	836,250

	Services - Miscellaneous Equipment Rental & Leasing (0.75%)
675,000	H&E Equipment Services, Inc., 8.375%, 7/15/16	679,973	699,469

	Services - Motion Picture Theaters (0.11%)
95,000	Regal Entertainment Group, 9.125%, 8/15/18	96,067	104,975

	Services - Prepackaged Software (0.47%)
400,000	Scientific Games International, Inc., 9.25%, 6/15/19	427,899	440,000

	Special Industry Machinery (0.58%)
500,000	Novelis Inc., 8.375%, 12/15/17	505,330	537,500

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (Continued)

Principal
Amount		Cost	Value
	CORPORATE BONDS AND NOTES (continued)
	Steel Pipes & Tubes (0.31%)
300,000	Atkore International Inc., 9.875%, 1/1/18	$305,929	$292,500

	Steel Works, Blast Furnaces & Rolling &
	Finishing Mills (0.92%)
840,000	Gibraltar Industries, Inc., 8%, 12/1/15	840,699	863,100

	Telephone Communications (1.63%)
1,000,000	Cincinnati Bell Inc., 8.75%, 3/15/18	1,007,780	967,500
500,000	Equinix, Inc., 8.125%, 3/1/18	508,499	556,250
		1,516,279	1,523,750
	Textile - Home Furnishings (0.05%)
50,000	Empire Today LLC, 11.375%, 2/1/17	49,555	50,875

	Transportation-Marine (0.45%)
400,000	Marquette Transportation Company, 10.875%, 1/15/17 (d)	401,448	423,000

	Water Transportation (1.80%)
679,000	American Petroleum Tankers LLC, 10.25%, 5/1/15 (d)	670,222	711,253
900,000	Hornbeck Offshore Services, Inc., 8%, 9/1/17	906,129	970,875
		1,576,351	1,682,128
	Wholesale - Electronic Parts &
	Equipment, NEC (0.33%)
300,000	Brightstar Corp., 9.50%, 12/1/16 (d)	300,000	309,000

	Wholesale - Petroleum & Petroleum Products (0.31%)
275,000	Crosstex Energy, L.P., 8.875%, 2/15/18	275,511	290,984
	Total corporate bonds and notes	28,536,291	28,845,144

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – (UNAUDITED) (Concluded)

Shares		Cost	Value
	INVESTMENT COMPANIES (2.44%) (a)
	Exchange Traded Funds (2.44%)
15,000	iShares Dow Jones Select Dividend Index Fund	$699,712	$842,850
65,000	SPDR S&P Bank ETF	871,731	1,432,600

	Total investment companies	1,571,443	2,275,450

	MASTER LIMITED PARTNERSHIPS (2.94%) (a)
	Natural Gas Transmission (2.94%)
39,000	Energy Transfer Partners LP	1,979,798	1,723,410
20,000	Enterprise Products Partners LP	374,214	1,024,800

	Total master limited partnerships	2,354,012	2,748,210

	PREFERRED STOCK (a)
	Financial
80,000	Solar Cayman Ltd. (b) (c) (d)	568,802	2,000

	MONEY MARKET FUND (0.03%)
24,843	SSgA Money Market Fund, 7 day annualized yield 0.01%	24,843	24,843

	Total investments (125.65%)	$107,035,415	117,327,239

	Liabilities in excess of cash and other assets (-25.65%)		(23,951,691)

	Net assets (100%)		$93,375,548

(a)	All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility except where noted.
(b)	Illiquid and/or restricted security that has been fair valued.
(c)	Non-income producing.
(d)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)	Not segregated as collateral pursuant to the bank credit facility.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

ASSETS
Investments, at value
(cost: $107,035,415)	$117,327,239
Cash	21,661
Receivables
Interest	624,982
Dividends	210,890
Reinvestment of distributions	210,512
Other assets	5,270
Total assets	118,400,554

LIABILITIES
Bank credit facility borrowing	24,748,182
Payables
Accrued expenses	186,253
Investment management	81,905
Administrative services	8,666
Total liabilities	25,025,006

NET ASSETS	$93,375,548

NET ASSET VALUE PER SHARE
(applicable to 24,144,813 shares
issued and outstanding)	$3.87

NET ASSETS CONSIST OF
Paid in capital	$157,259,432
Accumulated net realized loss
on investments and options written	(74,175,708)
Net unrealized appreciation
on investments	10,291,824
$93,375,548

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME
Dividends	$1,652,782
Interest	1,271,415
Income from securities loaned	6,246
Foreign tax withholding	(20,204)
Total investment income	2,910,239

EXPENSES
Investment management	549,045
Legal	218,210
Shareholder communications	135,300
Interest and fees on bank credit facility	133,766
Administrative services	61,660
Trustees	34,440
Bookkeeping and pricing	33,050
Auditing	18,200
Exchange listing and registration	15,070
Insurance	11,830
Transfer agent	10,450
Other	9,875
Total expenses	1,230,896

Net investment income	1,679,343

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(1,236,583)
Net unrealized appreciation
on investments	4,355,134
Net realized and unrealized gain	3,118,551
Net increase in net assets resulting
from operations	$4,797,894

STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

	Six	One	Year
	Months Ended	Month Ended	Ended
	June 30,	December 31,	November 30,
	2012	2011	2011
OPERATIONS
Net investment income	$1,679,343	$403,058	$4,046,000
Net realized gain (loss) on investments and
options written	(1,236,583)	(603,086)	399,951
Unrealized appreciation (depreciation) on
investments and options written	4,355,134	1,473,120	(747,281)

Net increase in net assets resulting from operations	4,797,894	1,273,092	3,698,670

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income	(1,679,343)	(401,335)	(3,938,453)
Tax return of capital	(3,228,414)	(1,324,627)	(1,809,878)
Total distributions	(4,907,757)	(1,725,962)	(5,748,331)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions to shareholders	378,455	44,117	56,286
Offering costs of rights offering
charged to paid in capital	(16,229)	(375,000)	-
Proceeds from shares issued in rights offering	-	22,577,847	-

Increase in net assets from capital share transactions	362,226	22,246,964	56,286

Total increase (decrease) in net assets	252,363	21,794,094	(1,993,375)

NET ASSETS
Beginning of period	93,123,185	71,329,091	73,322,466
End of period	$93,375,548	$93,123,185	$71,329,091

End of period net assets include undistributed
net investment income	$-	$-	$-

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2012 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$4,797,894
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation of investments	(4,355,134)
Net realized loss on sales of investments	1,236,583
Purchase of long term investments	(31,930,492)
Proceeds from sale of long term investments	5,240,210
Net purchases of short term investments	(24,843)
Amortization of premium net of accretion of discount of investments	10,837
Decrease in receivable for investments sold	245,528
Decrease in interest receivable	12,074
Increase in dividends receivable	(1,786)
Decrease in other assets	55,947
Decrease in accrued expenses	(5,405)
Increase in investment management fee payable	7,880
Decrease in administrative services payable	(22,443)

Net cash used in operating activities	(24,733,150)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from capital shares issued in rights offering	22,577,847
Offering costs of rights offering	(16,229)
Bank credit facility borrowing	6,933,007
Cash distributions paid	(4,739,814)
Net cash provided by financing activities	24,754,811
Net change in cash	21,661

CASH
Beginning of period	-
End of period	$21,661
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest and fees on bank credit facility	$131,340
Non-cash financing activities not included herein consisted of:
Reinvestment of dividend distributions	$378,455

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED)

1. Organization and Significant Accounting Policies

Dividend and Income Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), is a closed end management investment company whose shares are listed on the New York Stock Exchange under the ticker symbol DNI.  The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.  The Fund retains Bexil Advisers LLC as its Investment Manager.

Pursuant to approval by shareholders at the Fund’s 2012 Annual Meeting, on May 14, 2012, the Fund reorganized from a Maryland corporation called Dividend and Income Fund, Inc. into a Delaware statutory trust called Dividend and Income Fund (the “Reorganization”). As a result of the Reorganization, shareholders of the Maryland corporation acquired shares of the Delaware statutory trust equal in number and in value to the shares of the Maryland corporation they held at the time of the Reorganization. The Fund did not issue certificates representing the shares of the Delaware statutory trust issued in the Reorganization. References to the "Fund" in this report refer to the Maryland corporation prior to the Reorganization and the Delaware statutory trust afterwards.

On May 15, 2012, Bassett S. Winmill, who owned 100% of the voting stock (“voting stock”) of Winmill & Co. Incorporated (“Winco”), which indirectly owns approximately 22% of the outstanding common stock of Bexil Corporation, the sole member of the Investment Manager, passed away.  In addition, Mr. Winmill owned shares of the outstanding common stock of Bexil Corporation directly.  In connection with his death, Mr. Winmill’s ownership interest in the voting stock, among other assets, was transferred (the “Transfer”) to a trust, the Winmill Family Trust (the “Trust”).  The Winmill Family Trust owns all of the voting stock of Winco.  Pursuant to the trust agreement governing the Trust (“Trust Agreement”) Thomas B. Winmill and Mark C. Winmill, Bassett Winmill’s sons, were designated individual trustees of the Trust with sole authority to vote the voting stock on behalf of the Trust.

The Transfer has been treated as constituting a “change in control” of the Investment Manager under the Act and thus resulted in the assignment and termination of the prior management agreement between the Fund and the Investment Manager (“Prior Management Agreement”) by operation of law.  To avoid interruption of management services to the Fund, at a meeting held on May 25, 2012, the Board, including a majority of the Trustees of the Fund who are not interested persons (as defined under the Act) of the Fund or the Investment Manager or its affiliates (the “Independent Trustees”) approved an interim investment management agreement with the Investment Manager (the “Interim Management Agreement”).  The Investment Manager is currently managing the Fund pursuant to the Interim Management Agreement which, pursuant to the rules under the Act, allows the Investment Manager to continue performing investment management services for the Fund for a maximum of 150 days following termination of the Prior Management Agreement.  The Interim Management Agreement is identical to the Prior Management Agreement except with respect to certain provisions required by law regarding effectiveness, duration, and termination.  The Fund pays the same fees under the Interim Management Agreement as it paid under the Prior Management Agreement.  The Act requires that advisory agreements, other than certain interim agreements, be approved by a vote of a majority of the outstanding shares of a fund.  To satisfy this requirement, the Board is now soliciting shareholder approval of a new management agreement (“New Management Agreement”) prior to the expiration of the 150-day duration of the Interim Management Agreement on October 12, 2012.

The following is a summary of the Fund’s significant accounting policies:

Security Valuation –  Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used.  Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities.  Bonds may be valued according to prices quoted by a bond dealer that offers pricing services.  Open end investment companies are valued at their net asset value.  Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Trustees, called fair value pricing.  Due to the inherent uncertainty of valuation, these values may differ from the value that would have been used had a readily available market for the securities existed. These differences in valuation could be material.  A security’s valuation may differ depending on the method used for determining value.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONTINUED)

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules.  Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds.  The fees and expenses of the Acquired Funds are reflected in the Fund’s total returns.

Option Transactions – The Fund may write (i.e. sell) covered call options on securities or on indexes. The Fund writes covered call options to attempt to enhance returns through price changes of the option, increase income, hedge to reduce overall portfolio risk, and hedge to reduce individual security risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the option. Writing option contracts results in off-balance sheet risk as the Fund’s ultimate obligation to satisfy terms of the contract may exceed the amount recognized in the Statement of Assets and Liabilities.

Investments in Real Estate Investment Trusts (“REITs”) – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available.  Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains.  The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis.  Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income.  Dividend income is recorded on the ex-dividend date.

Expenses –  Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund.  Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager and an internally managed investment company with substantially similar officers and/or directors (the “Fund Complex”) or other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONTINUED)

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders, are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains.  Foreign securities held by the Fund may be subject to foreign taxation.  Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2009-2011) or expected to be taken in the Fund’s 2012 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Standards Update - In December 2011, FASB issued ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities.” The amendments in ASU 2011-11 will require the Fund to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 requires retrospective application for all comparative periods presented. The Fund is evaluating ASU 2011-11 and the impact it may have to its financial statement disclosures.

2. Fees and Transactions with Related Parties

The Fund has retained the Investment Manager pursuant to the Interim Management Agreement effective May 15, 2012.  Under the terms of the Interim Management Agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any out-standing preferred stock. The Investment Manager has contractually agreed to waive up to 10 basis points annually of the fees payable to it under the Interim Management Agreement to the extent that the ratio stated as a percentage of the Fund’s total operating expenses (excluding commercial paper fees and interest expense, borrowing interest and fees, brokerage commissions, taxes, fees and expense of investing in other investment companies, and extraordinary expenses) to the Fund’s Managed Assets exceeds 1.58% (the “Waiver Agreement”). The Waiver Agreement commenced February 1, 2011 and, unless sooner amended or terminated with the approval of the Fund’s Board of Trustees, was scheduled to terminate on February 1, 2013.  The Board of Trustees, however has approved the termination of the waiver agreement effective upon shareholder approval of the New Management Agreement.  For the six months ended June 30, 2012, such ratio was equivalent to an annualized rate of 1.43%.
Pursuant to the Interim Management Agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services.  For the six months ended June 30, 2012, the Fund incurred total administrative costs of $61,660, comprised of $48,150 and $13,510 for compliance and accounting services, respectively.

Certain officers and trustees of the Fund are officers and managers of the Investment Manager.  As of June 30, 2012, an affiliate of the Investment Manager owned approximately 6% of the Fund’s outstanding shares.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONTINUED)

3. Distributions to Shareholders and Distributable Earnings

The Fund paid distributions totaling $4,907,757 for the six months ended June 30, 2012. The classification of these distributions for federal income tax purposes will be determined after the Fund's fiscal year ending December 31, 2012.

The tax character of distributions paid for the following periods were:

	One Month Ended	Year Ended
	December 31, 2011	November 30, 2011
Ordinary income	$401,335	$3,938,453
Return of capital	1,324,627	1,809,878
	$1,725,962	$5,748,331

The components of tax basis distributable earnings for the following periods were:

	December 31, 2011	November 30, 2011
Capital loss carryovers	$(69,886,052)	$(69,284,949)
Unrealized net appreciation on investments and options written	2,883,617	1,410,756
	$(67,002,435)	$(67,874,193)

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for the Fund to utilize under the IRC and related regulations based on the results of future transactions.

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss.  The Fund has a net capital loss carryover as of December 31, 2011 of $69,886,052, of which $601,103 may be carried forward indefinitely, $103,382, $16,849,903, $50,889,399, and $1,442,265 expires in 2013, 2015, 2016, and 2018, respectively.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONTINUED)

4. Value Measurements

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•    Level                   1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
•    Level                   2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
•    Level                   3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Equity securities traded on a national securities exchange or market are stated normally at the official closing price, last sale price or, if no sale has occurred, at the most recent last sale or closing bid price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds and notes – The fair value of corporate bonds and notes are estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities –  Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments –  Exchange traded derivatives, such as equity option contracts, may be valued based on quoted prices from the exchange and may be categorized in level 1 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONTINUED)

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s assets carried at fair value. Refer to the Schedules of Portfolio Investments for detailed information on specific investments.

Assets	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$83,201,980	$–	$229,612	$83,431,592
Corporate bonds and notes	–	28,845,144	–	28,845,144
Investment companies	2,275,450	–	–	2,275,450
Master limited partnerships	2,748,210	–	–	2,748,210
Preferred stocks	–	–	2,000	2,000
Money market fund	24,843	–	–	24,843
Total investments, at value	$88,250,483	$28,845,144	$231,612	$117,327,239

There were no securities transferred from level 1 on December 31, 2011 to level 2 on June 30, 2012. Transfers from level 1 to level 2, or from level 2 to level 1 are valued utilizing values at the beginning of the period.

The following is a reconciliation of assets for which significant unobservable inputs were used to determine fair value:

	Common	Preferred
	Stocks	Stocks	Total
Balance at December 31, 2011	$116,808	$2,000	$118,808
Transfers into (out of) level 3 (a) (b)	124,000	–	124,000
Change in unrealized depreciation	(11,196)	–	(11,196)
Balance at June 30, 2012	$229,612	$2,000	$231,612
Net change in unrealized depreciation
attributable to assets still held as
level 3 at June 30, 2012	$(11,196)	$–	$(11,196)

(a)	Transferred from level 2 to level 3 because of lack of observable market data due to an exchange of debt securities for illiquid common units.

(b)	Transfers in and transfers out are recognized on the actual date of the event or change that caused the transfer.

Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The Investment Manager under the direction of the Fund’s Board of Trustees considers various valuation approaches for valuing securities categorized within level 3 of the fair value hierarchy. The factors used in determining  the value of the Fund’s private investments may include, but are not limited to, the discounts applied to the selection of comparable investments due to the private nature of the investment; the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market in which the security is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value holdings is subsequently reported to the Fund’s Board of Trustees.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONTINUED)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized as level 3 as of June 30, 2012:

	Fair Value
	June 30, 2012	Valuation Technique	Unobservable Input	Amount
Common stock
Miscellaneous Business Credit Institution	$105,612	Assessment of net asset value	Discount rate for lack of marketability	75%

Services-Miscellaneous Repair Services	$124,000	Share of taxable income and comparable exchange offer	Discount rate for lack of marketability	75%

Preferred stocks Financial	$2,000	Analysis of operating results and net asset value	Discount rate for lack of marketability	75%

5. Investment Transactions

Purchases and proceeds or maturities of investment securities, excluding short term investments, were $31,930,492 and $5,240,210, respectively, for the six months ended June 30, 2012. As of June 30, 2012, for federal income tax purposes the aggregate cost of investment securities was $107,035,415 and net unrealized appreciation was $10,291,824, comprised of gross unrealized appreciation of $17,132,698 and gross unrealized depreciation of $6,840,874.

6. Illiquid and Restricted Securities

The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of June 30, 2012 were as follows:

Security	Acquisition Date	Cost	Value
Aquilex Holdings LLC	12/23/09	$496,372	$124,000
Star Asia Financial Ltd.	2/22/07	686,145	105,612
Solar Cayman Ltd.	3/07/07	568,802	2,000
Total		$1,751,319	$231,612
Percent of net assets		1.88%	0.25%

7. Borrowing and Securities Lending

Effective March 29, 2012, the Fund entered into a Committed Facility Agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”), which allows the Fund to adjust its credit facility amount up to $25,000,000, and a Lending Agreement, as defined below. Borrowings under the CFA are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance.

The Lending Agreement provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the CFA. BNP may re-register the Lent Securities in its own name or in another name other than the Fund and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. BNP must remit payment to the Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONTINUED)

Under the Lending Agreement, Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. As of June 30, 2012, there were no Lent Securities.

Prior to March 29, 2012, the Fund and the other Funds in the Fund Complex (the “Borrowers”) had a committed secured line of credit facility with a bank in aggregate of $30,000,000.  The borrowing of each Borrower was collateralized by the underlying investments of such Borrower, the bank made revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of 30% of the total net assets (as defined in the line of credit facility) of a Borrower, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility was 0.15% per annum and all loans under this facility were available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus
1.10% per annum.

The outstanding loan balance and the value of eligible collateral investments as of June 30, 2012 were $24,748,182 and $116,910,896, respectively, and the weighted average interest rate and average daily amount outstanding under the CFA and the credit facility combined for the six months ended June 30, 2012 were 1.22% and $21,432,852, respectively.

8. Share Transactions

The Fund is authorized to issue an unlimited amount of $0.01 par value shares of beneficial interest. Share transactions for the following periods were:

	Six Months Ended		One Month Ended		Year Ended
	June 30, 2012		December 31, 2011		November 30, 2011
	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued in reinvestment
of distributions	110,573	$378,455	13,090	$44,117	15,231	$56,286
Shares issued in rights offering	–	–	7,099,952	22,577,847	–	–
	110,573	$378,455	7,113,042	$22,621,964	15,231	$56,286

On November 14, 2011, the shareholders of the Fund received one non-transferable right for each share of the Fund held on that date rounded up to the nearest number of rights evenly divisible by three. Three rights were required to purchase one additional share of beneficial interest in the Fund at the subscription price of $3.18 per share. On December 29, 2011, the Fund issued 7,099,952 shares and recorded proceeds of $22,577,847, prior to the deduction of offering expenses of $391,229. The Net Asset Value (“NAV”) per share of the Fund  was reduced by approximately $0.32 per share as a result of the issuance of shares below NAV.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONCLUDED)

9. Market and Credit Risks

The Fund may invest in below investment grade fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) and/or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”). Investments in these below investment grade securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The relative illiquidity of some of these securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

10. Contingencies

The Fund indemnifies its officers and trustees from certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

11. Share Repurchase Program

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of the Board of Trustees and upon such terms as the Board shall determine.  The Fund did not repurchase any of its shares during the six months ended June 30, 2012, the one month ended December 31, 2011, or year ended November 30, 2011, respectively.

12. Subsequent Events

The Fund has evaluated subsequent events through the date the financial statements were issued and determined that no subsequent events have occurred that require additional disclosure in the financial statements.

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Six Months	One Month
	Ended	Ended		Year Ended November 30,
	June 30, 2012	December 31, 2011 (1)	2011	2010	2009	2008	2007
Per Share Operating Performance
(for a share outstanding throughout each period)
Net asset value, beginning of period	$3.87	$4.22	$4.34	$4.19	$3.67	$8.16	$9.55
Income from investment operations: (2)
Net investment income	.07	.02	.24	.20	.21	.56	.80
Net realized and unrealized gain (loss) on
investments	.13	.05	(.02)	.36	.72	(4.19)	(1.30)
Total income from investment operations	.20	.07	.22	.56	.93	(3.63)	(.50)
Less distributions:
Net investment income	(.07)	(.02)	(.23)	(.35)	(.39)	(.59)	(.84)
Tax return of capital	(.13)	(.08)	(.11)	(.06)	(.02)	(.27)	(.05)
Total distributions	(.20)	(.10)	(.34)	(.41)	(.41)	(.86)	(.89)
Fund share transactions
Decrease in net asset value from rights offering	–	(.32)	–	–	–	–	–
Net asset value, end of period	$3.87	$3.87	$4.22	$4.34	$4.19	$3.67	$8.16
Market value, end of period	$3.35	$3.43	$3.46	$4.23	$3.65	$2.60	$7.35
Total Return (3)
Based on net asset value	5.67%	(5.52)%	5.61%	14.55%	29.42%	(47.75)%	(6.05)%
Based on market price	3.21%	2.13%	(11.15)%	28.17%	59.14%	(58.90)%	(17.19)%
Ratios/Supplemental Data (4)
Net assets, end of period (000’s omitted)	$93,376	$93,123	$71,329	$73,322	$70,853	$62,022	$137,953
Ratios to average net assets of:
Total expenses (5)	2.57%*	2.09%*	2.02%	2.63%	3.01%	3.62%	3.75%
Net expenses (6)	2.57%*	2.09%*	2.00%	2.50%	2.89%	3.47%	3.62%
Net expenses excluding interest
expense and fees on bank credit facility	2.29%*	1.78%*	1.73%	–	–	–	–
Total expenses excluding commercial
paper interest expense and fees (7)	N/A	N/A	N/A	2.20%	2.03%	1.91%	1.70%
Net expenses excluding commercial
paper interest expense and fees (7)	N/A	N/A	N/A	2.07%	1.91%	1.76%	1.56%
Commercial paper interest expense and fees (7)	N/A	N/A	N/A	0.43%	0.98%	1.71%	2.06%
Net investment income	3.51%*	6.28%*	5.44%	4.73%	5.43%	8.62%	8.52%
Portfolio turnover rate	5%	0%	24%	51%	73%	54%	74%
Leverage analysis (000’s omitted):
Outstanding loan balance under the bank credit
facility, end of period	$24,748	$17,815	$18,209	$20,000	N/A	N/A	N/A
Aggregate amount of commercial paper
outstanding, end of period (7)	N/A	N/A	N/A	N/A	$10,000	$10,000	$55,000
Average daily balance of amortized cost of
commercial paper outstanding, end of period (7)	N/A	N/A	N/A	N/A	$9,960	$47,921	$54,790
Asset coverage per $1,000, end of period (7)	N/A	N/A	N/A	N/A	$7,425	$15,880	$3,903

FINANCIAL HIGHLIGHTS – (UNAUDITED) (CONCLUDED)

(1)	The Fund changed its fiscal year from November 30 to December 31, effective December 31, 2011.

(2)	The per share amounts were calculated using the average number of shares outstanding during the period.

(3)
Total return on a market value basis is calculated assuming a purchase of shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(4)	Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Fund invests.

(5)	“Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers.

(6)
“Net expenses” are the expenses of the Fund presented in the Statement of Operations after fee waivers. Fees waived by the Investment Manager reduced the ratio of net expenses by 0.02%, 0.13%, 0.12%, 0.14%, and 0.13% for the years ended November 30, 2011, 2010, 2009, 2008, and 2007, respectively.

(7)	Effective April 26, 2010, the Fund replaced its commercial paper program with a bank line of credit facility.

*	Annualized.

N/A  means not applicable.

The additional information below and on the following pages is supplemental and not part of the unaudited financial statements of the Fund.

BOARD APPROVAL OF THE PRIOR AND NEW INVESTMENT MANAGEMENT AGREEMENTS

As previously discussed, Bexil Advisers LLC currently serves as the Investment Manager to the Fund under the Interim Management Agreement. The Investment Manager previously served as investment manager to the Fund pursuant to the Prior Management Agreement that terminated in accordance with its terms on May 15, 2012, as a result of the Transfer.  The Investment Manager is currently managing the Fund pursuant to the Interim Management Agreement which, pursuant to the rules under the Act, allows the Investment Manager to continue performing investment management services for the Fund for a maximum of 150 days following termination of the Prior Management Agreement.  The Interim Management Agreement is identical to the Prior Management Agreement except with respect to certain provisions required by law regarding effectiveness, duration, and termination.  The Fund pays the same fees under the Interim Management Agreement as it paid under the Prior Management Agreement.  The Board is now soliciting shareholder approval of the New Management Agreement prior to the expiration of the 150-day duration of the Interim Management Agreement on October 12, 2012.

Basis for Approval of Prior Management Agreement

In considering the annual approval of the Prior Management Agreement at the Board’s meeting held on March 6, 2012, the Board considered all relevant factors, including, among other things, information that had been provided at other Board meetings, as well as information furnished to the Board for its meeting. Such information included, among other things: information comparing the management fees of the Fund with a peer group of broadly comparable funds, as determined by an independent data service; information regarding the Fund’s investment performance in comparison to a relevant peer group of funds, as determined by an independent data service; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the Prior Management Agreement; the Investment Manager’s gifts and entertainment log; and the reasonableness and appropriateness of the fee paid by the Fund for the services provided.  The Board concluded that the Investment Manager was using soft dollars for the benefit of the Fund and its shareholders.  The Board further concluded that the Investment Manager was using the Fund’s assets for the benefit of the Fund and its shareholders and was acting in the best interests of the Fund.

The Board also considered the nature, extent, and quality of the management services provided by the Investment Manager.  In so doing, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provided services under the Prior Management Agreement.  The Board also took into account the time and attention to be devoted by management to the Fund.  The Board evaluated the level of skill required to manage the Fund and concluded that the resources available at the Investment Manager were appropriate to fulfill effectively its duties on behalf of the Fund.  The Board noted that the employees of the Investment Manager are also employees of affiliates of the Investment Manager which have managed funds for many years and indicated its belief that a long-term relationship with capable, conscientious personnel is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund.  In this regard, the Board considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Fund.  The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.  In its review of comparative information with respect to the Fund’s investment performance, the Board received information from an independent data service comparing the Fund’s performance to that of a peer group of investment companies pursuing broadly similar strategies.  After reviewing this information, the Board recognized that while the performance of the Fund had lagged its peer group, the Investment Manager had discussed with the Board the factors contributing to Fund performance and the Board considered and accepted management’s presentation.

With respect to its review of the fee payable under the Prior Management Agreement, the Board considered information provided by an independent data service comparing the Fund’s management fee and expense ratio to those of a peer group of broadly comparable funds.  The Board considered the mean and median of the management fees and expense ratios of the Fund’s peer group.  In reviewing the information regarding the expense ratio of the Fund, the Board concluded that although the Fund’s expense ratio, excluding extraordinary expenses, was higher relative to the Fund’s peer group, it was competitive with comparable funds in light of the quality of services received and the level of assets managed.  The Board considered that the Fund is a closed-end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.  This information assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the fund industry.  Further, the Board concluded that the Investment Manager’s fee bears a reasonable relationship to the services rendered and has been the product of arm’s-length bargaining.

In addition to the factors mentioned above, the Board considered the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources.  The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from their association with the Fund.  The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions, or increased ability to obtain research services, appear to be reasonable and may, in some cases, benefit the Fund.  The Board also considered the profitability of the Investment Manager from its association with the Fund.  The Board concluded that in light of the services rendered, the profits realized by the Investment Manager are not unreasonable.

The Board considered all relevant factors and did not consider any single factor as controlling in determining whether or not to renew the Prior Management Agreement.  In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a Fund that is part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the Prior Management Agreement, including the fee structure, is in the best interests of the Fund.

Basis for Approval of New Management Agreement

At meetings held on June 13, 2012 and August 2, 2012, the Board, including all of the Independent Trustees, unanimously approved the New Management Agreement and unanimously determined to recommend that shareholders approve the New Management Agreement.

Consideration of the New Management Agreement occurred soon after the Board's annual consideration of whether to renew the Prior Management Agreement, carried out at its March 6, 2012 meeting pursuant to Section 15(c) of the Act.  In that process the Board, following careful review of materials submitted by management of the Investment Manager and a report from an independent data service, unanimously determined that the Prior Management Agreement was fair and reasonable and that its renewal would be in the best interests of the Fund.  Accordingly, in considering the New Management Agreement, the Board took into account the fact that the terms of the New Management Agreement would be materially identical to those of the Prior Management Agreement, except for the effective dates, clarifying the responsibility of the Fund for the cost of certain reports and statistical data requested or approved by the Board, and the procedure for the payment of certain Fund expenses.

In evaluating the proposed New Management Agreement, the Board noted that it had generally been satisfied with the nature, extent and quality of the services provided to the Fund by the Investment Manager.  The Board considered the nature, extent, and quality of the services expected to be provided by the Investment Manager in light of the passing of Bassett Winmill and the Transfer.  In so doing, the Board considered the Investment Manager’s management capabilities, including information relating to the experience and qualifications of the personnel at the Investment Manager who are responsible for providing services to the Fund. The Board considered that Bassett S. Winmill had served as the Chief Investment Strategist on the Investment Policy Committee (the “IPC”) of the Investment Manager, which managed the Fund’s investments.  The Board noted in this regard that the IPC, which has assumed portfolio management of the Fund, is currently comprised of Thomas B. Winmill as Chairman, Mark C. Winmill as Chief Investment Strategist, John F. Ramirez as Director of Fixed Income, and Irene K. Kawczynski as Vice President-Trading, and is well qualified to manage the Fund’s portfolio and provide day-to-day management of the Fund’s investments. The Board took into account assurances from the Investment Manager that the members of the IPC had no current plans to change the investment philosophy or investment process applied by the Investment Manager in managing the Fund.  The Board also considered whether there were any proposed changes to the management structure, capitalization, staffing or operations at the Investment Manager. The Board noted in this regard that Bassett Winmill had not been involved in the day-to-day administrative and financial operations of the Investment Manager.  The Board took into account assurances from the Investment Manager that the passing of Bassett Winmill and the Transfer were not expected to result in any changes that would materially adversely impact the Investment Manager’s ability to provide the same level and quality of services as was provided in the past.

In addition, in connection with its consideration of the New Management Agreement, the Board re-examined the factors it had taken into account in approving the Prior Management Agreement at its March 6, 2012 meeting including, among others: (1) the nature, extent, and quality of the services provided by the Investment Manager;  (2) the performance of the Fund compared to its market index and a peer group of investment companies;  (3) the costs of the services provided and profits or losses realized by the Investment Manager and its affiliates from their relationship with the Fund;  (4) the extent to which economies of scale might be realized as the Fund grows;  and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund.  In its deliberations, the Board did not identify any particular information that was determinative or controlling, and each Trustee may have attributed different weights to the various factors.

In unanimously approving and recommending the New Management Agreement, the Board, including all of the Independent Trustees, concluded that the terms of the New Management Agreement are fair and reasonable and that approval of the New Management Agreement is in the best interests of the Fund. In reaching this determination, the Board considered the following factors, among others:  (1) except for clarifying that the Fund is responsible for the cost of certain reports and statistical data requested or approved by the Board (which change is not expected to result in a material increase in the Fund’s expenses) and a change to the procedure for the payment of certain Fund expenses, the terms of the New Management Agreement are materially identical to those of the Prior Management Agreement;  (2) the qualification of the Investment Manager, as well as the qualifications of its personnel and the Investment Manager’s financial condition;  (3) the commitment of the Investment Manager to maintaining the investment philosophy and investment process applied by the Investment Manager in managing the Fund and the level and quality of Fund services;  (4) the performance of the Fund relative to comparable mutual funds and unmanaged indices;  (5) that while the performance of the Fund had lagged its peer group, the Investment Manager had discussed with the Board the factors contributing to Fund performance and the Board considered and accepted management’s presentation;  (6) the fees and expense ratio of the Fund relative to comparable funds;  (7) that the management fee rate is identical to that paid under the Prior Management Agreement;  (8) that the expense ratio (excluding extraordinary expenses) of the Fund, although higher relative to the Fund’s peer group, is competitive with comparable funds in light of the quality of services received and assets managed;  and (9) that the proposed early termination of the Waiver Agreement (which is scheduled by its terms to terminate on February 1, 2013) was not expected to have any impact on the Fund as the Fund had operated below its expense waiver limitation (excluding extraordinary expenses) for the entire period that the Waiver Agreement has been in effect and that the Fund is expected to continue to operate below its expense waiver limitation (excluding extraordinary expenses) through the date of the expiration of the Waiver Agreement.

INVESTMENT OBJECTIVES AND POLICIES

The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the Fund's outstanding voting securities. The Fund is also subject to certain investment restrictions, set forth in its Statement of Additional Information, that are fundamental and cannot be changed without such vote.  A majority of the outstanding voting securities of the Fund is defined under the Act as the lesser of: (i) 67% or more of the Fund's shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.  All other investment strategies, policies, and restrictions described are not fundamental and may be changed by the Board of Trustees without shareholder approval except as required by law.

PROXY VOTING

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-785-0400, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.DividendandIncomeFund.com.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.DividendandIncomeFund.com.

MANAGED DISTRIBUTIONS

The Board’s current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, other factors. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Act, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the period commencing January 1, 2012, including the distributions paid quarterly, will be comprised primarily from net investment income and the balance from paid in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and other factors. In January, the Fund normally sends shareholders a Form 1099-DIV for the prior calendar year stating the amount and composition of distributions and providing information about their appropriate tax treatment.

DIVIDEND REINVESTMENT PLAN
Terms and Conditions of the
 2012 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares (the “Shares”) of Dividend and Income Fund (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder by American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, 1-800-278-4353, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder's Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder's account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s net asset value per Share or the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s net asset value per Share or the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares quoted on the NYSE on each of the five business days the Shares traded ex-dividend on the NYSE immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder's account.

5. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Agent's name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders' accounts. In the event of a termination of a Shareholder's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder's account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent's service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date. If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder's account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

HISTORICAL DISTRIBUTION SUMMARY

	Investment	Return of
Period	Income	Capital	Total
6 Months ended June 30, 2012*	$0.071	$0.133	$0.204
2011	$0.25	$0.19	$0.44
2010	$0.35	$0.06	$0.41
2009	$0.39	$0.02	$0.41
2008	$0.59	$0.27	$0.86
2007	$0.84	$0.05	$0.89
2006	$0.93	$0.00	$0.93
2005 (a)	$0.53	$0.46	$1.00
2004	$0.54	$0.46	$1.00
2003	$0.61	$0.39	$1.00
2002	$0.66	$0.46	$1.12
2001	$0.65	$0.59	$1.24
2000	$0.80	$0.44	$1.24
1999 (b)	$0.86	$0.35	$1.24
From June 29, 1998 to November 30, 1998	$0.41	$0.00	$0.41

* The classification of these distributions for federal income tax purposes will be determined after the Trust’s fiscal year ending December 31, 2012. This is only an estimate based on information available at this time and is subject to change. Actual amounts may be recharacterized between net investment income and return of capital for purposes after year end 2012, although the exact amount is not estimable at June 30, 2012.

a)  Includes $.01 distributions in excess.

(b)  Includes $.03 distribution from realized short term gains.

RESULTS OF THE ANNUAL MEETING

An Annual Meeting of Shareholders of the Fund was held on April 24, 2012 at 11 Hanover Square, New York, New York, the Fund’s principal executive offices, for the following purpose:

1.            To approve an Agreement and Plan of Reorganization pursuant to which the Fund would be reorgan-ized into a newly formed Delaware statutory trust named “Dividend and Income Fund.”

Votes For	Votes Against	Abstained
12,565,613	1,092,352	228,770

2.         To re-elect Bruce B. Huber to the Board of Directors of the Fund as the Class I Director to serve until 2015 or until his successor is elected and qualifies.

Votes For	Votes Withheld
20,638,534	1,390,045

STOCK DATA

Price (6/29/12)	$3.35
Net asset value (6/29/12)	$3.87
Discount	13.4%
NYSE Ticker	DNI
Net Asset Value Ticker	XDNIX

2012 QUARTERLY DISTRIBUTION DATES

Declaration	Record	Payment
March 1	March 15	March 30
June 1	June 15	June 29
September 4	September 17	September 28
December 3	December 14	December 28

FUND INFORMATION

Investment Manager	Stock Transfer Agent and Registrar
Bexil Advisers LLC	American Stock Transfer & Trust Company, LLC
11 Hanover Square	6201 15th Avenue
New York, NY 10005	Brooklyn, NY 11219
www.DividendandIncomeFund.com	www.amstock.com
1-212-785-0400	1-800-278-4353

DIVIDENDANDINCOMEFUND.COM

Visit us on the web at www.DividendandIncomeFund.com.  The site provides information about the Fund, including market performance, net asset value, distributions, press releases, and shareholder reports.  For further information, please email us at info@DividendandIncomeFund.com.

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from net asset value, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase its own in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

DIVIDEND AND INCOME FUND

Printed on recycled paper

DNI - SAR - 6/12

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend and Income Fund

September 10, 2012	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

September 10, 2012	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dividend and Income Fund

September 10, 2012	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

September 10, 2012	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer